UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1 to
                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 5, 2006

                         Eaton Laboratories, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242            45-0487463
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             500 N. Rainbow, Suite 300, Las Vegas, NV  89107
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                (Address of principal executive offices)

                             (702) 221-1953
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  Regulation FD Disclosure.

A corrected press release was issued to announce the correct record date for the Company's spin-off of its wholly owned subsidiary IVPSA Corporation. The Registrant is filing this Current Report on Form 8-K/A to set October 30, 2006 as the correct record date of the dividend payable on November 1, 2006. A copy of the corrected press release is attached as Exhibit 99.7 to this Form 8-K/A and is incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.7 Corrected Press Release dated October 18, 2006, announcing spin-off dividend for IVPSA Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Eaton Laboratories, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ T. J. Jesky
                                ------------------------------------
                                 Name:  T. J. Jesky
                                Title:  President/Director

Dated:  October 18, 2006
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